Exhibit 99.25

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
November 30, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4495%



        Excess Protection Level
          3 Month Average 5.99%
          November, 1999 5.87%
          October, 1999  6.22%
          September, 1999 5.88%


        Cash Yield18.33%


        Investor Charge Offs 4.89%


        Base Rate 7.57%


        Over 30 Day Delinquency 5.02%


        Seller's Interest 8.52%


        Total Payment Rate14.09%


        Total Principal Balance$48,461,894,441.68


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,130,074,923.19